UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2005

IDX SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Vermont	0-26816	03-0222230
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

40 IDX Drive, South Burlington, VT	05403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  802-862-1022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 19, 2005, the Registrant issued a press release announcing that the shareholders of the Registrant voted to approve the Agreement and Plan of Merger, dated as of September 28, 2005, by and among the Registrant, General Electric Company and Igloo Acquisition Corporation at the Registrant’s special meeting of shareholders.

A copy of the press release issued by the Registrant on December 19, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDX SYSTEMS CORPORATION

Date: December 19, 2005	By:	/s/ James H. Crook, Jr.
James H. Crook, Jr. Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 19, 2005